UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 14, 2009
CAVIUM NETWORKS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-33435	77-0558625
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

805 East Middlefield Road, Mountain View, California	94043
(Address of Principal Executive Offices)	(Zip Code)
(650) 623-7000
Registrant’s Telephone Number, Including Area Code
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Amendment to Merger Agreement
On November 6, 2009, Cavium Networks, Inc. (the “Company” or “Cavium”) entered into an Agreement and Plan of Merger and Reorganization with MontaVista Software, Inc., a Delaware corporation (“MontaVista”), MV Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub I”), Mantra, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub II” and, together with the Company and Merger Sub I, the “Purchasers”) and with respect to sections 9 and 10.1, Thomas Kelly as the MontaVista stockholders’ agent (the “Merger Agreement”). On December 14, 2009, Cavium, Merger Sub I, Merger Sub II, MontaVista and Mr. Kelly entered into Amendment No. 1 to the Merger Agreement (“Amendment No. 1”) to set the parent average stock price, which is a defined term in the Merger Agreement, at $20.74 and to amend the time period in which the Company must file a registration statement on Form S-3 relating to certain shares of common stock issuable as part of the consideration pursuant to the Merger Agreement.
The foregoing is a summary description of the terms and conditions of Amendment No. 1 and by its nature is incomplete. It is qualified in its entirety by the text of the Amendment No. 1, a copy of which is attached hereto as exhibit 10.1 and incorporated herein by reference.
Registration Rights Agreement
In connection with the Merger (as defined below), Cavium entered into a registration rights agreement (the “Rights Agreement”) on December 14, 2009 with certain MontaVista stockholders and participants in MontaVista’s 2006 Retention Compensation Plan (the “Holders”). Subject to certain conditions and customary limitations, the Rights Agreement provides that the Company will file a registration statement with the Securities and Exchange Commission to register the disposition of the shares of Cavium common stock issued to the Holders pursuant to the Merger Agreement (the “Merger Shares”) under the Securities Act of 1933, as amended (the “Securities Act”). The Company will pay all expenses relating to the registration of Merger Shares pursuant to the Rights Agreement. The registration rights of the Holders terminate with respect to any Holder of Merger Shares when (i) such Holder can dispose of all of its Merger Shares in any 90 day period pursuant to Rule 144 of the Securities Act without the requirement to be in compliance with any current pubic information requirements under Rule 144 or (ii) all of the Merger Shares have been sold pursuant to a registration statement or Rule 144.
The foregoing is a summary description of the terms and conditions of the Rights Agreement and by its nature is incomplete. It is qualified in its entirety by the text of the Rights Agreement, a copy of which is attached hereto as exhibit 4.1 and incorporated herein by reference.
Item 2.01. Completion of Acquisition or Disposition of Assets.
On December 14, 2009, pursuant to the Merger Agreement, Cavium completed the merger of Merger Sub I with and into MontaVista and MontaVista became a wholly-owned subsidiary of Cavium (the “Merger”). The total consideration was approximately $50.0 million, which includes (i) shares of common stock of Cavium valued at approximately $33.0 million and approximately $11.0 million of cash which were issued in exchange for all outstanding securities held by MontaVista securityholders, and (ii) approximately $6.0 million, consisting of a mix of shares of Cavium’s common stock and cash, issued to certain individuals in connection with the termination of MontaVista’s 2006 Retention Compensation Plan (the “Plan”). Approximately $1,100,000 in cash and approximately 160,000 shares of the Company’s common stock were placed in escrow for a limited period after closing in order to indemnify the Purchasers for certain matters, including breaches of representations and warranties and covenants made by MontaVista in the Merger Agreement.
The foregoing description of the acquisition contained in this Item 2.01 does not purport to be complete and is qualified in its entirely by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s current report on Form 8-K filed on November 6, 2009.
On December 18, 2009, the Company issued a press release announcing completion of the Merger. A copy of the press release is attached as Exhibit 99.1.
Item 3.02 Unregistered Sales of Equity Securities.
Reference is made to Item 2.01. In connection with the closing of the Merger the Company issued 1,626,819 shares of its common stock in exchange for certain interests in MontaVista, including approximately 160,000 shares of common stock placed in escrow for a limited period after closing in order to indemnify the Purchasers for certain matters, including breaches of representations and warranties and covenants made by MontaVista in the Merger Agreement. The shares of common stock were offered and sold in reliance on exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired
The financial statements required by this Item, with respect to the acquisition described in Item 2.01 herein, will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.
(b) Pro Forma Financial Information
The pro forma financial information required by this Item, with respect to the acquisition described in Item 2.01 herein, will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.
(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger and Reorganization by and between Cavium Networks, Inc., MV Acquisition Corporation, Mantra, LLC, and MontaVista Software, Inc., dated November 6, 2009. (1)

4.1	Registration Rights Agreement by and between Cavium Networks, Inc. and certain stockholders of MontaVista Software, Inc., dated December 14, 2009.

10.1
Amendment No. 1 to Agreement and Plan of Merger and Reorganization by and between Cavium Networks, Inc., MV Acquisition Corporation, Mantra, LLC, and MontaVista Software, Inc., dated December 14, 2009.

99.1	Press Release entitled “Cavium Networks Completes Acquisition of MontaVista Software” dated December 18, 2009.

(1)	Filed as Exhibit 2.1 to the Registrant’s report on Form 8-K (No. 001-33435), filed with the SEC on November 10, 2009, and incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CAVIUM NETWORKS, INC.
Date: December 18, 2009	By:	/s/ Arthur D. Chadwick
Arthur D. Chadwick
Vice President of Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger and Reorganization by and between Cavium Networks, Inc., MV Acquisition Corporation, Mantra, LLC, and MontaVista Software, Inc., dated November 6, 2009. (1)

4.1	Registration Rights Agreement by and between Cavium Networks, Inc. and certain stockholders of MontaVista Software, Inc., dated December 14, 2009.

10.1
Amendment No. 1 to Agreement and Plan of Merger and Reorganization by and between Cavium Networks, Inc., MV Acquisition Corporation, Mantra, LLC, and MontaVista Software, Inc., dated December 14, 2009.

99.1	Press Release entitled “Cavium Networks Completes Acquisition of MontaVista Software” dated December 18, 2009.

(1)	Filed as Exhibit 2.1 to the Registrant’s report on Form 8-K (No. 001-33435), filed with the SEC on November 10, 2009, and incorporated herein by reference.